Filed Pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

Pacer Salt High truBetaTM US Market ETF (SLT)
Pacer Salt Low truBetaTM US Market ETF (LSLT)

Supplement dated January 20, 2022 to the Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”),
each dated February 28, 2021, as previously supplemented
The Board of Trustees of Pacer Funds Trust, upon a recommendation from Pacer Advisors, Inc., the investment adviser to the Pacer Salt High truBetaTM US Market ETF and the Pacer Salt Low truBetaTM US Market ETF (each, a “Fund,” and collectively, the “Funds”), has determined to close and liquidate the Funds immediately after the close of business on February 24, 2022 (the “Liquidation Date”). Shares of the Funds are listed on Cboe BZX Exchange, Inc.
Effective on or about February 16, 2022, the Funds will begin liquidating their portfolio assets. This will cause the Funds to increase their cash holdings and deviate from the investment objectives and strategies stated in the Funds’ prospectus.
The Funds will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Funds will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Funds’ shares during that time period. Customary brokerage charges may apply to such transactions.
On or about the Liquidation Date, the Funds will liquidate their assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Funds’ net asset value will reflect the costs of closing the Funds, if any. Once the distributions are complete, the Funds will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.
For additional information, please call 1-800-617-0004.
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.